UBRANDIT.COM LOGO

  COMMON STOCK                                                    COMMON STOCK
     NUMBER                                                          SHARES
+--------------+                                                +--------------+
|              |                                                |              |
|              |                                                |              |
+--------------+                                                +--------------+

                                 UBRANDIT.COM

INCORPORATED UNDER THE LAWS                           SEE REVERSE FOR CERTAIN
OF THE STATE OF NEVADA                              DEFINITIONS AND RESTRICTIONS

THIS CERTIFICATE IS TRANSFERABLE
   EITHER IN DENVER, CO OR                                   CUSIP 90347Q 10 5
      IN NEW YORK, NY

THIS IS TO CERTIFY THAT




IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF
                               $.001 PER SHARE OF
==================================ubrandit.com==================================
(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

       /S/ Gregory Gibson                                   /S/ Jeff Phillips

          SECRETARY               [UBRANDIT.COM          PRESIDENT AND CHIEF
                                 CORPORATE SEAL            EXECUTIVE OFFICER
                                      HERE]


COUNTERSIGNED AND REGISTERED:
  AMERICAN SECURITIES TRANSFER & TRUST, INC.
     (P.O. Box 1596, Denver, CO 80201)   TRANSFER AGENT
                                           AND REGISTRAR,

By:

                AUTHORIZED OFFICER
                                  ubrandit.com


    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT - _____________Custodian for____________
                                                          (Cust.)                   (Minor)
TEN ENT - as tenants by the entireties                 under Uniform Gifts to Minors

JT TEN - as joint tenants with                         Act of _______________________________
         right of survivorship and                                     (State)
         not as tenants in common

     Additional abbreviations may also be used though not in the above list.

For value received ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
+-------------------------------------+
|                                     |
+-------------------------------------+
________________________________________________________________________________
               Please print or type name and address of assignee
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated _______________________________________

                                             X _________________________________
                                                          (SIGNATURE)

                                             X _________________________________
                                                          (SIGNATURE)

                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED BY: ___________________________________
                     THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS, WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17AD-15.